SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 24, 2013

                               PROMAP CORPORATION
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                 (Name of Small Business Issuer in its charter)

             Colorado                                         20-8096131
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      (State of incorporation)     (Commission File No.)      (IRS Employer
                                                          Identification No.)

                         7750 N. Union Blvd., Suite 210
                           Colorado Springs, CO 80920
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (719) 590-1414

                                      N/A
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 4.01.  Changes in Registrant's Certifying Accountant.

     On September 24, 2013, Ronald R. Chadwick, P.C. ("Chadwick") resigned as the Company's independent registered public accounting firm.

     The reports of Chadwick regarding the Company's financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10-K for the period ended December 31, 2012 included an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern. During the years ended December 31, 2012 and 2011, and during the period from December 31, 2012 through September 24, 2013, the date of resignation, there were no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Chadwick would have caused him to make reference to such disagreement in his reports.

     The Company provided Chadwick with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Chadwick furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether he agrees with above statements and, if he does not agree, the respects in which he does not agree. A copy of the letter from Chadwick will be filed as an exhibit to an amendment to this report.

     On September 24, 2013, the Company, through and with the approval of its board of directors, engaged Cutler and Co., LLC ("Cutler") as its independent registered public accounting firm.

     Prior to engaging Cutler, the Company did not consult with Cutler regarding the application for accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Cutler on the Company's financial statements, and Cutler did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01.  Exhibits.

Exhibit
Number     Description of Document
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  16       Letter regarding change in certifying accountant (to be filed by amendment).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 30, 2013             PROMAP CORPORATION


                                     By:/s/ Robert Frichtel
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                                        Robert Frichtel, Chief Executive Officer